UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2013

SCG FINANCIAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

615 N. Wabash Ave. Chicago, IL	60611
(Address of Principal Executive Offices)	(Zip Code)

(312) 784-3960

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K (including the Exhibits hereto and the information incorporated by reference herein) may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “predict”, “potential” and “should”, as they relate to SCG Financial Acquisition Corp., a Delaware corporation (“SCG”), are intended to identify these forward-looking statements. All statements by SCG regarding possible or assumed future results of its business, financial condition, liquidity, results of operations, plans and objectives and similar matters are forward-looking statements.

Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond SCG’s control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. SCG’s future results may differ materially from those expressed in these forward-looking statements. These risks, uncertainties and other important factors include, but are not limited to, (i) the statements set forth under the heading “Risk Factors” in the Third Amended and Restated Offer to Purchase, dated April 3, 2013 (as amended and supplemented the “Offer to Purchase”), filed as Exhibit (a)(1)(U) to Amendment No. 6 to the Schedule TO filed by SCG with the Securities and Exchange Commission (the “SEC”) on April 3, 2012, which amends the Schedule TO filed by the SEC with the SEC on February 11, 2013, as amended by Amendment No. 1 to Schedule TO filed on March 1, 2013, as amended by Amendment No. 2 to Schedule TO filed on March 6, 2013, as amended by Amendment No. 3 to Schedule TO filed on March 12, 2013, as amended by Amendment No. 4 to Schedule TO filed on March 20, 2013, as amended by Amendment No. 5 to Schedule TO filed on March 28, 2013, as amended by Amendment No. 6 to Schedule TO filed on April 3, 2013 and as amended by Amendment No. 7 to Schedule TO filed on April 8, 2013 (collectively, the “Schedule TO”), and (iii) the following: costs of the transaction with Reach Media Group Holdings, Inc., a Delaware corporation (“RMG”), or of the proposed transaction with Symon Holdings Corporation, a Delaware corporation (“Symon”), each of which is described in the Offer to Purchase; success in retaining or recruiting, or changes required in, management and other key personnel following the transactions with RMG and/or the proposed transaction with Symon; listing or de-listing of the shares of common stock, par value $0.0001 per share, of SCG (the “SCG Common Shares”) from the Nasdaq Capital Market; the potential liquidity and trading of SCG’s securities; RMG’s history of incurring significant net losses and limited operating history; the competitive environment in the advertising market in which RMG operates; the risk that a condition to consummation of the proposed transaction with Symon may not be satisfied or waived; the risk that the anticipated benefits of the transaction with RMG or the proposed transaction with Symon may not be fully realized or may take longer to realize than expected; the risk that any projections, including earnings, revenues, expenses, margins or any other financial items are not realized; the risk that the businesses of SCG and RMG or Symon will not be integrated successfully; changing legislation and regulatory environments; business development activities of RMG or, following the consummation of the proposed transaction, Symon, including RMG’s and Symon’s ability to contract with, and retain, customers and airline partners on attractive terms; the effect of actions by the U.S. Federal Reserve and the U.S. Treasury on the liquidity of the capital markets; the general volatility of the market price of the SCG Common Shares; risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act); and general economic conditions.

These risks, as well as other risks associated with the completed transaction with RMG and the proposed transaction with Symon, are more fully discussed in the Offer to Purchase. Additional risks and uncertainties are identified and discussed in SCG’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Forward-looking statements included in release speak only as of the date of this release. None of SCG, RMG or Symon undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

Introduction

As disclosed under the headings “The Transaction” and “The Merger Agreement” in the Offer to Purchase, which disclosures are incorporated herein by reference, on January 11, 2013, SCG entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SCG Financial Merger II Corp., a Delaware corporation and an indirect subsidiary of SCG (“Merger Sub”), RMG, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as Stockholder Representative (the “Stockholder Representative”). Pursuant to the terms of the Merger Agreement, on April 8, 2013, RMG was merged with and into Merger Sub (the “Merger”), with RMG continuing as the surviving corporation. As a result of the Merger, RMG became a wholly-owned subsidiary of SCG.

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the Merger, on April 8, 2013, SCG entered into various transaction-related agreements (collectively, the “Related Agreements”) including the following:

(i)

Lock-Up Agreements with RMG’s former principal stockholders and lenders, pursuant to which such former principal stockholders and lenders agreed not to transfer or dispose of the Stock Consideration received by them in the Merger for a period ending on the earlier of (a) the one year anniversary of the issuance of the Stock Consideration or (b) the date that SCG consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in SCG’s stockholders having the right to exchange their SCG Common Shares for cash, securities or other property;

(ii)

Registration Rights Agreements with certain of RMG’s former stockholders and lenders, pursuant to which SCG agreed to register the SCG Common Shares held by such stockholders and lenders according to the terms and conditions contained therein; and

(iii)	an Escrow Agreement with Wilmington Trust, N.A. (the “Escrow Agent”) and the Stockholder Representative with respect to the Escrow Account (as defined below).

The description of each of such Related Agreements contained in the Offer to Purchase and supplemented by the Schedule TO, in the section entitled “Related Agreements,” is incorporated herein by reference. The summary of each of such Related Agreements is qualified in its entirety by reference to the Related Agreements attached as Exhibits 10.16 through 10.19 of this Current Report on Form 8-K and incorporated herein by reference.

On April 8, 2013, the Company entered into Amendment No 1 to the Merger Agreement to revise the consideration payable in respect of RMG’s Series C Preferred Stock to include $10,000 in cash consideration (in addition to the Stock Consideration described in Item 2.01 below).

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference. The summary of the Merger Agreement contained in the Offer to Purchase under the caption “The Merger Agreement” is incorporated herein by this reference. The description of the terms of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement attached as Exhibit 2.1 of this Current Report on Form 8-K and incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), the former holders of RMG’s outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock became entitled to receive (i) 400,000 SCG Common Shares (collectively, the “Stock Consideration”), of which 300,000 SCG Common Shares were deposited in an escrow account (the “Escrow Account”) with the Escrow Agent, (ii) $10,000 in cash, payable pro rata to the former holders of SCG’s Series C Preferred Stock, and (iii) $10,000 in cash, all of which was deposited in the Escrow Account to be used to reimburse the Stockholder Representative for any losses the Stockholder Representative might incur pursuant to the terms and conditions of the Merger Agreement. Additionally, at the closing of the Merger, SCG paid, on behalf of RMG and its subsidiaries, all indebtedness of RMG Networks, Inc., a Delaware corporation and a wholly-owned subsidiary of RMG. The aggregate amount of indebtedness repaid was equal to $23,500,000 (consisting of $21,000,000 in cash and 250,000 SCG Common Shares). For more information regarding the consideration to be paid to RMG’s former stockholders as a result of the Merger, see the information included in the Offer to Purchase under the caption “The Merger Agreement—Structure of the Transaction; Consideration to be Paid.”

As previously disclosed, pursuant to an Equity Commitment Letter, dated December 14, 2012 (the “Equity Commitment Letter”), between SCG and 2012 DOOH Investments, LLC (“DOOH”), which was subsequently assigned by DOOH to DRW Commodities, LLC (“DRW”) pursuant to an Assignment and Assumption Agreement, dated as of January 8, 2012 (the “Assignment Agreement”), DRW purchased 2,354,450 SCG Common Shares in privately negotiated transactions at a price per SCG Common Share that did not exceed $10.02 per SCG Common Share (the “DRW Public Shares”) and was thereafter issued an additional 120,000 SCG Common Shares by SCG as consideration for such purchases (the “Additional DRW Shares”, and, together with the DRW Public Shares, the “DRW Shares”). Pursuant to the Equity Commitment Letter, the Assignment Agreement and related agreements, DRW agreed not to tender the DRW Shares in the Offer and further waived its redemption rights in the event of SCG’s liquidation with respect to the Additional DRW Shares. This commitment by DOOH and DRW was designed to provide SCG with sufficient financial resources to consummate the Merger regardless of the number of shares tendered in the Offer (defined below). Donald R. Wilson, Jr., a member of SCG Financial Holdings, LLC, which is SCG’s sponsor, and the beneficial owner of approximately 69.7% of the outstanding SCG Common Shares, has voting and dispositive control over the DRW Shares.

Prior to the Merger, SCG was a blank check company with no operations and was formed as a vehicle for an acquisition of an operating business. The following information, which is required by Item 2.01(f) of Form 8-K, reflects the post-Merger company on a consolidated basis (the “Company”).

Business

The business of the Company is described in the Offer to Purchase in the sections entitled “Business of SCG,” and “Business of RMG,” each of which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Offer to Purchase in the sections entitled “Risk Factors—Risks Related to SCG,” “—Risks Related to the Transactions” and “Risks Related to the Business of RMG,” each of which is incorporated herein by reference.

Financial Information

The financial statements and other financial information included in the Offer to Purchase under the captions “Selected Historical Financial Data—SCG Financial Acquisition Corp.,” “Selected Unaudited Condensed Combined Pro Forma Financial Information,” “Management’s Discussion And Analysis of Financial Condition and Results of Operations of SCG” and “Management’s Discussion And Analysis of Financial Condition and Results of Operations of RMG” and in the consolidated financial statements appended to the Offer to Purchase are incorporated herein by reference.

Properties

The description of the properties of the Company are described in the Offer to Purchase in the sections entitled “Business of SCG— Facilities” and “Business of RMG—Facilities,” each of which is incorporated herein by reference.

Directors and Executive Officers

The executive officers and directors of the Company immediately after the consummation of the Merger are as follows:

Name	Age	Title
Garry K. McGuire, Jr.	42	Chief Executive Officer, Director
Gregory H. Sachs	47	Executive Chairman
Michelle Sibley	42	Chief Financial Officer, Treasurer and Secretary
Marvin Shrear	69	Director
Jonathan Trutter	56	Director
Alan Swimmer	52	Director
Jeffrey Hayzlett	52	Director

Mr. Sachs has served as SCG’s Chairman, Chief Executive Officer and President since inception. Immediately after the Effective Time, Mr. Sachs ceased to serve as Chairman, Chief Executive Officer and President and was appointed to serve as Executive Chairman of SCG. Ms. Sibley has been SCG’s Chief Financial Officer, Treasurer and Secretary since inception. Mr. Shrear has served as a director of SCG since inception. Mr. McGuire was appointed as Chief Executive Officer and director effective as of immediately following the Effective Time. Each of Messrs. Trutter, Swimmer, and Hayzlett was appointed to serve as a director effective as of immediately following the Effective Time.

The biographical information with respect to Messrs. Sachs and Shrear included in the Offer to Purchase under the caption “Management of SCG—SCG Executive Officers and Directors” is incorporated herein by reference. The biographical information with respect to Mr. McGuire set forth in the Offer to Purchase under the caption “Management of RMG –Executive Officers” is incorporated herein by reference. The biographical information with respect to Messrs. Hayzlett, Swimmer and Trutter included in the Offer to Purchase under the caption “SCG Executive Officers, Directors, Executive Compensation and Corporate Governance Following the Transaction—Directors and Executive Officers” is incorporated herein by reference. There are no arrangements or understandings pursuant to which the directors named above have been appointed.

Executive Compensation

The information included in the Offer to Purchase under the caption “SCG Executive Officers, Directors, Executive Compensation and Corporate Governance Following the Transaction—Executive Compensation” and “—Director Compensation” is incorporated herein by reference.”

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of SCG Common Shares as of immediately following the closing of the Merger on April 8, 2013 and after giving effect to the completion of the Offer, by: (i) each person known by SCG to be the beneficial owner of more than 5% of the outstanding SCG Common Shares; (ii) each executive officer and director of SCG; and (iii) all executive officers and directors of SCG as a group. Each stockholder’s beneficial ownership of SCG Common Shares has been calculated, assuming 5,742,582 SCG Shares are issued and outstanding. In accordance with the rules and regulations of the SEC, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares issuable pursuant to warrants held by that person that are currently exercisable or that are exercisable within 60 days are included. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all securities that they beneficially own (within the meaning of Rule 13d-3 of the Exchange Act).

Name of Beneficial Owner(1)	Amount and nature of beneficial ownership	Approximate percentage of outstanding SCG Shares
SCG Financial Holdings LLC (the “Sponsor”)(2)	5,523,810	56.7%
Gregory H. Sachs(2) (3)	3,295,238	39.8%
Donald R. Wilson, Jr.(2) (4)	5,769,688	71.0%
PAR Investment Partners, L.P.(5)	1,898,344	28.6%
Jeffrey Hayzlett	0	--
Garry K. McGuire, Jr.	0	--
Marvin Shrear	0	--
Michelle Sibley(2)	20,000	*
Alan Swimmer	700	*
Jonathan Trutter	0	--
All directors and executive officers as a group (seven individuals)	3,295,938	39.8%

_________________________

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each stockholder is 615 N. Wabash Ave., Chicago, Illinois 60611.
(2)

Includes 1,523,810 SCG Common Shares held by the Sponsor and 4,000,000 SCG Common Shares which the Sponsor has the right to acquire upon the exercise of warrants exercisable within 60 days. The members of the Sponsor are Gregory H. Sachs Revocable Trust Dtd. April 24, 1998, the 2011 Sachs Family Trust, Kenneth Leonard, Michelle Sibley, Loren Buck, Michael Wallach and 2012 DOOH Investments LLC, an Illinois limited liability company. Indirectly, through their membership interests in the Sponsor, each of Ms. Sibley, Mr. Buck, Mr. Leonard and Mr. Wallach beneficially own 20,000 SCG Common Shares and Mr. Leonard may be deemed the beneficial owner of 400 SCG Common Shares held directly by his children.  Mr. Sachs is the sole beneficiary of the Gregory H. Sachs Revocable Trust and the children of Mr. Sachs are the beneficiaries of the 2011 Sachs Family Trust.  Mr. Wilson is the manager of DOOH Investment Management LLC, the manager of DOOH.  Mr. Sachs and Mr. Wilson each have voting and dispositive control of 50% of the SCG Common Shares held by the Sponsor, such that each of Mr. Sachs and Mr. Wilson have voting and dispositive control over 2,761,905 SCG Common Shares held by the Sponsor. Each of Mr. Sachs and Mr. Wilson disclaims beneficial ownership of the other SCG Common Shares owned by the Sponsor. A portion of the SCG Common Shares held by the Sponsor in an amount equal to 3% of SCG’s issued and outstanding shares will be subject to forfeiture by the Sponsor in the event the last sale price of the SCG Common Stock does not equal or exceed $12.00 per share for any 20 trading days within any 30 trading day period within 24 months following the closing of an initial business combination.  Additionally, DRW purchased 2,354,450 SCG Common Shares pursuant to the Equity Commitment Letter and the Assignment Agreement and was issued an additional 120,000 SCG Common Shares in consideration for such purchase by SCG.  Mr. Wilson has voting and dispositive control over the DRW Shares. On March 1, 2013 SCG entered into a financing commitment with an affiliate of Mr. Wilson. In exchange for the financing commitment, the affiliate will receive 100,000 shares of SCG Common Stock.

(3)

In addition to the shares issuable upon the exercise of warrants issued to the Sponsor with respect to which Mr. Sachs may be deemed to have beneficial ownership (see footnote 2), this amount also includes 533,333 shares issuable upon the exercise of warrants issued directly to Mr. Sachs.

(4)

In addition to the shares issuable upon the exercise of warrants issued to the Sponsor with respect to which Mr. Wilson may be deemed to have beneficial ownership (see footnote 2), this amount also includes 533,333 shares issuable upon the exercise of warrants issued directly to Mr. Wilson.

(5)

Based on a Schedule 13G filed on April 12, 2013 on behalf of (i) PAR Investment Partners, L.P. (“PAR Investment Partners”), a Delaware limited partnership, (ii) PAR Group, L.P. (“PAR Group”), a Delaware limited partnership and (iii) PAR Capital Management, Inc. (“PAR Capital Management”), a Delaware corporation. The sole general partner of PAR Investment Partners is PAR Group. The sole general partner of PAR Group is PAR Capital Management. All SCG Common Shares listed in this footnote 5 are held by PAR Investment Partners. Includes 898,344 SCG Common Shares which PAR Investment Partners, L.P. has the right to acquire upon the exercise of warrants exercisable within 60 days.

Certain Relationships and Related Transactions, and Director Independence

The information included in the Offer to Purchase under the caption “Certain Relationships and Related Transactions” is incorporated herein by reference. Other than Messrs. McGuire and Sachs, each of SCG’s directors is independent pursuant to the requirements of the Nasdaq Capital Market.

Legal Proceedings

The information included in the Offer to Purchase under the captions “Business of SCG—Legal Proceedings” and “Business of RMG—Legal Proceedings” is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The information included in the Offer to Purchase under the caption “Price Range of Securities and Dividends” is incorporated herein by reference. On April10, 2013, the trading symbol for the SCG Common Shares on the Nasdaq Capital Market was changed from “SCGQ” to “RMGN.” As of immediately following the closing of the Merger on April 8, 2013 and after giving effect to the completion of the Offer, there were 7 holders of record of the SCG Common Shares.

Recent Sales of Unregistered Securities

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The Stock Consideration was or, upon receipt of a properly completed letter of transmittal, will be issued in a transaction exempt from the registration requirements in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) in that such shares were issued to in a transaction not involving a public offering solely to accredited investors.

In January 2011, the Sponsor purchased 2,190,477 SCG Common Shares (the “Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.01 per share. On April 12, 2011, SCG effected a 0.8 for one reverse split, the result of which left the Sponsor with 1,752,381 Founder Shares. The Sponsor returned an aggregate of 228,571 Founder Shares to SCG for no consideration after the underwriters of SCG’s Initial Public Offering determined that they would not exercise their option to purchase additional units to cover any over-allotments. In addition, simultaneously with the consummation of its initial public offering, SCG issued and sold to the Sponsor warrants to purchase up to 4,000,000 SCG Common Shares (the “Founder Warrants”) at a price of $0.75 per warrant for an aggregate purchase price of $3,000,000. The Founder Shares and the Founder Warrants were issued in transactions exempt from the registration requirements in reliance upon Section 4(2) of the Securities Act in that they were issued to in a transaction not involving a public offering solely to accredited investors.

In connection with the Equity Commitment Letter and the Assignment Agreement, on February 8, 2013, DRW was issued 120,000 SCG Shares in consideration for DRW’s purchase of 2,354,450 Common Shares pursuant to the terms of the Equity Commitment Letter. Such shares were issued in transactions exempt from the registration requirements in reliance upon Section 4(2) of the Securities Act in that such shares were issued to in a transaction not involving a public offering solely to accredited investors.

On April 8, 2013, the Company issued to each of Donald R. Wilson, Jr. and Gregory H. Sachs warrants exercisable for 533,333 SCG Common Shares (the “Note Conversion Warrants”). The Note Conversion Warrants were issued upon the conversion by each of Mr. Wilson and Mr. Sachs of a Promissory Note issued by SCG to the Sponsor and in the aggregate principal amount of $800,000, which Promissory Note was subsequently assigned by the Sponsor to Mr. Wilson and Mr. Sachs in the aggregate principal amount of $400,000 each. The conversion price of the Promissory Notes was $0.75 per Note Conversion Warrant. The Note Conversion Warrants were issued in reliance upon Section 4(2) of the Securities Act in that such warrants were issued to in a transaction not involving a public offering solely to accredited investors.

Description of Registrant’s Securities to be Registered

The information included in the Offer to Purchase under the captions “Description of Securities” and “Material Differences in the Rights of SCG Stockholders Following the Transaction” is incorporated herein by reference.

Indemnification of Directors and Officers

SCG’s amended and restated certificate of incorporation provides that all of its directors, officers, employees and agents shall be entitled to be indemnified by us to the fullest extent permitted by Section 145 of the Delaware General Corporation Law (the “DGCL”).

Section 145 of the DGCL concerning indemnification of officers, directors, employees and agents is set forth below.

Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a)     A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b)     A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c)     To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d)     Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e)     Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former officers and directors or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f)     The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to such provision after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

(g)     A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h)     For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i)     For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j)     The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k)     The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to SCG’s directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, SCG has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the registration of securities, SCG will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Section 102(b)(7) of the DGCL, SCG’s amended and restated certificate of incorporation provides that no director shall be personally liable to SCG or any of its stockholders for monetary damages resulting from breaches of their fiduciary duty as directors, except to the extent such limitation on or exemption from liability is not permitted under the DGCL. The effect of this provision of SCG’s amended and restated certificate of incorporation is to eliminate SCG’s rights and those of SCG’s stockholders (through stockholders’ derivative suits on SCG’s behalf) to recover monetary damages against a director for breach of the fiduciary duty of care as a director, including breaches resulting from negligent or grossly negligent behavior, except, as restricted by Section 102(b)(7) of the DGCL. However, this provision does not limit or eliminate SCG’s rights or the rights of any stockholder to seek non-monetary relief, such as an injunction or rescission, in the event of a breach of a director’s duty of care.

If the DGCL is amended to authorize corporate action further eliminating or limiting the liability of directors, then, in accordance with SCG’s amended and restated certificate of incorporation, the liability of SCG’s directors to SCG or its stockholders will be eliminated or limited to the fullest extent authorized by the DGCL, as so amended. Any repeal or amendment of provisions of SCG’s amended and restated certificate of incorporation limiting or eliminating the liability of directors, whether by SCG’s stockholders or by changes in law, or the adoption of any other provisions inconsistent therewith, will (unless otherwise required by law) be prospective only, except to the extent such amendment or change in law permits SCG to further limit or eliminate the liability of directors on a retroactive basis.

SCG’s amended and restated certificate of incorporation also provides that SCG will, to the fullest extent authorized or permitted by applicable law, indemnify its current and former officers and directors, as well as those persons who, while directors or officers of SCG, are or were serving as directors, officers, employees or agents of another entity, trust or other enterprise, including service with respect to an employee benefit plan, in connection with any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, against all expense, liability and loss (including, without limitation, attorney’s fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by any such person in connection with any such proceeding. Notwithstanding the foregoing, a person eligible for indemnification pursuant to SCG’s amended and restated certificate of incorporation will be indemnified by SCG in connection with a proceeding initiated by such person only if such proceeding was authorized by SCG’s board of directors, except for proceedings to enforce rights to indemnification.

The right to indemnification conferred by SCG’s amended and restated certificate of incorporation is a contract right that includes the right to be paid by SCG the expenses incurred in defending or otherwise participating in any proceeding referenced above in advance of its final disposition, provided, however, that if the DGCL requires, an advancement of expenses incurred by an SCG officer or director (solely in the capacity as an officer or director of SCG) will be made only upon delivery to SCG of an undertaking, by or on behalf of such officer or director, to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified for such expenses under SCG’s amended and restated certificate of incorporation or otherwise.

The rights to indemnification and advancement of expenses will not be deemed exclusive of any other rights which any person covered by SCG’s amended and restated certificate of incorporation may have or hereafter acquire under law, SCG’s amended and restated certificate of incorporation, SCG’s amended and restated bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

Any repeal or amendment of provisions of SCG’s amended and restated certificate of incorporation affecting indemnification rights, whether by SCG’s stockholders or by changes in law, or the adoption of any other provisions inconsistent therewith, will (unless otherwise required by law) be prospective only, except to the extent such amendment or change in law permits us to provide broader indemnification rights on a retroactive basis, and will not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision. SCG’s amended and restated certificate of incorporation also permits SCG, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other that those specifically covered by SCG’s amended and restated certificate of incorporation.

SCG’s amended and restated bylaws, which were adopted immediately prior to the closing of SCG’s initial public offering, include the provisions relating to advancement of expenses and indemnification rights consistent with those set forth in SCG’s amended and restated certificate of incorporation. In addition, SCG’s amended and restated bylaws provide for a right of indemnitee to bring a suit in the event a claim for indemnification or advancement of expenses is not paid in full by SCG within a specified period of time. SCG’s amended and restated bylaws also permit SCG to purchase and maintain insurance, at SCG’s expense, to protect SCG and/or any director, officer, employee or agent of SCG or another entity, trust or other enterprise against any expense, liability or loss, whether or not SCG would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Any repeal or amendment of provisions of SCG’s amended and restated bylaws affecting indemnification rights, whether by SCG’s board of directors, stockholders or by changes in applicable law, or the adoption of any other provisions inconsistent therewith, will (unless otherwise required by law) be prospective only, except to the extent such amendment or change in law permits SCG to provide broader indemnification rights on a retroactive basis, and will not in any way diminish or adversely affect any right or protection existing thereunder with respect to any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

SCG intends to enter into indemnification agreements with each of its officers and directors. These agreements will require SCG to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to SCG, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 hereof is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Financial Statements and Exhibits

The following financial statements are incorporated herein by reference to such statements contained in the Offer to Purchase:

REACH MEDIA GROUP HOLDINGS, INC.

Reports of Independent Registered Public Accounting Firms
Consolidated Balance Sheets as of December 31, 2012 and December 31, 2011
Consolidated Statements of Operations for the years ended December 31, 2012 and 2011
Consolidated Statements of Stockholders’ Equity (Deficit) for the years ended December 31, 2012 and 2011
Consolidated Statements of Cash Flows for the years ended December 31, 2012 and 2011
Notes to the Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2011 and 2010
Consolidated Statements of Operations for the years ended December 31, 2011 and 2010
Consolidated Statement of Stockholders’ Equity for the years ended December 31, 2011 and 2010
Consolidated Statements of Cash Flows for the years ended December 31, 2011 and 2010
Notes to the Consolidated Financial Statements

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under the caption “Recent Sales of Unregistered Securities” in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information included in the Offer to Purchase under the caption “Material Differences in the Rights of SCG Stockholders Following the Transaction” is incorporated into this Item 3.03 by reference.

Item 5.01. Changes in Control of Registrant.

As previously announced, SCG has completed its tender offer to purchase all of the issued and outstanding SCG Common Shares at a purchase price of $10.00 per SCG Common Share, net to the seller in cash without interest, upon the terms and conditions contained in the Offer to Purchase, as supplemented by the Schedule TO, and the Third Amended and Restated Letter of Transmittal filed as Exhibit (a)(1)(V) to the Schedule TO (which together, as each may be amended or supplemented from time to time, constitute the “Offer”). The Offer expired at 5:00 p.m. Eastern time, on April 5, 2013. A total of 4,551,228 SCG Common Shares were validly tendered and not withdrawn in the Offer and the Company accepted for purchase and paid for all SCG Common Shares validly tendered in the Offer. As a result of the acquisition of such SCG Common Shares by SCG in the Offer, the number of SCG Common Shares outstanding decreased by 4,551,228. In addition, as a result of the completion of the Merger, 4,000,000 warrants previously issued to the Sponsor will become exercisable within 30 days of April 8, 2013. As a result, each of the Sponsor and Donald R. Wilson, Jr. became the beneficial owner of approximately 56.7% and 69.7%, respectively, of the outstanding SCG Common Shares as of April 8, 2013. These transactions did not involve the purchase of additional SCG Common Shares by the Sponsor or Mr. Wilson, and thus no additional consideration was provided by the Sponsor or Mr. Wilson in connection with the change in control other than the consideration initially paid for the SCG Common Shares and Warrants held by them. See “Recent Sales of Unregistered Securities” in Item 2.01 of this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Effective Time of the Merger, each of Kenneth B. Leonard, Donna Parlapiano and Frederick L. White resigned as members of our Board of Directors. In addition, upon the Effective Time of the Merger, Mr. Sachs ceased to be Chairman, Chief Executive Officer and President of SCG and was appointed to serve as Executive Chairman of SCG. None of the foregoing resignations was a result of any disagreement between SCG and any of the above named directors.

Effective as of immediately following the Effective Time, Garry K. McGuire was appointed to serve as Chief Executive Officer and director of SCG. In addition, effective as of immediately following the Effective Time, each of Jeffrey Hayzlett, Alan Swimmer and Jonathan Trutter was appointed to serve as a member of SCG’s board of directors. The information regarding Messrs. McGuire, Hayzlett, Swimmer and Trutter under the caption “Directors and Executive Officers” if Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 5.06. Change in Shell Company Status.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.06 by reference.

Item 8.01. Other Events.

On April 8, 2013, SCG issued a press release announcing the completion of the Merger. The press release also announced that, effective as of April 10, 2013, the stock ticker symbol for shares of SCG common stock would change from “SCGQ” to “RMGN.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of RMG as of and for the fiscal years ended December 31, 2012 and December 31, 2011 contained in the Offer to Purchase are hereby incorporated herein by reference.

(b)	Pro Forma Financial Information.

The information set forth in the Offer to Purchase under the captions “Selected Unaudited Condensed Combined Consolidated Pro Forma Financial Information” and “Unaudited Pro Forma Consolidated Financial Statements” is incorporated herein by reference

(d)     Exhibits.

The following exhibits are filed herewith or incorporated by reference herein:

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 11, 2013, by and among SCG Financial Acquisition Corp., SCG Financial Merger II Corp., Reach Media Group Holdings, Inc. and Shareholder Representative Services LLC, solely in its capacity as stockholder representative (1)

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of April 8, 2013, and among SCG Financial Acquisition Corp., SCG Financial Merger II Corp., Reach Media Group Holdings, Inc. and Shareholder Representative Services LLC, solely in its capacity as stockholder representative *

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on April 12, 2011 (2)

3.2	By-laws (3)

4.1	Specimen Unit Certificate (3)

4.2	Specimen common stock Certificate (3)

4.3	Specimen Warrant Certificate (3)

4.4	Warrant Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Continental Stock Transfer & Trust company (2)

10.1	Promissory Note, dated January 28, 2011, issued to SCG Financial Holdings LLC (3)

10.2	Form of Letter Agreement between the Registrant and SCG Financial Holdings LLC (3)

10.3	Form of Letter Agreement between the Registrant and certain directors and officers of the Registrant (3)

10.4	Investment Management Trust Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Continental Stock Transfer & Trust company (2)

Exhibit No.	Description

10.5	Administrative Services Agreement dated April 12, 2011 by and between SCG Financial Acquisition Corp. and Sachs Capital Group LP (2)

10.6	Registration Rights Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and SCG Financial Holdings LLC (2)

10.7	Securities Purchase Agreement, dated January 28, 2011, between the Registrant SCG Financial Holdings LLC (3)

10.8	Warrant Subscription Agreement, dated January 28, 2011, between the Registrant and SCG Financial Holdings LLC (3)

10.9	Form of Indemnity Agreement (3)

10.10	Promissory Note, dated February 9, 2011, issued to SCG Financial Holdings LLC (3)

10.11	Amendment No. 1 to Warrant Subscription Agreement, dated March 4, 2011, between the Registrant and SCG Financial Holdings LLC(3)

10.12	Amendment No. 2 to the Warrant Subscription Agreement, dated April 12, 2011, by and among SCG Financial Acquisition Corp. and SCG Financial Holdings LLC (2)

10.13	Letter Agreement dated April 12, 2011 by and among SCG Financial Acquisition Corp., SCG Financial Holdings LLC, Gregory H. Sachs and the members of SCG Financial Holdings LLC (3)

10.14	Underwriting Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Lazard Capital Markets LLC, as representative of the underwriters (2)

10.15	Equity Commitment Letter Agreement by and between SCG Financial Acquisition Corp. and 2012 DOOH Investments LLC (4)

10.16**	Escrow Agreement, dated as of April 8, 2012, by and among SCG Financial Acquisition Corp., Wilmington Trust, N.A., and Shareholder Representative Services LLC *

10.17	Form of Lock-Up Agreement *

10.18	Registration Rights Agreement, dated April 8, 2013, by and among SCG and the former RMG stockholders part thereto*

10.19	Registration Rights Agreement, dated April 8, 2013, by and among SCG, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC and Tennenbaum Opportunities Partners V, LP *

14.1	Code of Conduct (3)

23.1	Consent of Frank, Rimerman + Co., LLP *

23.2	Consent of Baker Tilly Virchow Krause, LLP *

23.3	Consent of Rothstein Kass *

99.1	Press Release, dated April 8, 2013 *

______________________

(1)     Incorporated by reference to the Current Report on Form 8-K filed by SCG on January 17, 2013.

(2)     Incorporated by reference to the Current Report on Form 8-K filed by SCG on April 18, 2011.

(3)     Incorporated by reference to the Registration Statement on Form S-1 filed by SCG on April 8, 2011.

(4)     Incorporated by reference to the Current Report on Form 8-K filed by SCG on December 14, 2012.

*     Filed Herewith

 **   To be filed by amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 12, 2013

SCG FINANCIAL ACQUISITION CORP.

By:	/s/ Gregory H. Sachs
Name: Gregory H. Sachs
Title: Executive Chairman

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 11, 2013, by and among SCG Financial Acquisition Corp., SCG Financial Merger II Corp., Reach Media Group Holdings, Inc. and Shareholder Representative Services LLC, solely in its capacity as stockholder representative (1)

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of April 8, 2013, and among SCG Financial Acquisition Corp., SCG Financial Merger II Corp., Reach Media Group Holdings, Inc. and Shareholder Representative Services LLC, solely in its capacity as stockholder representative *

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on April 12, 2011 (2)

3.2	By-laws (3)

4.1	Specimen Unit Certificate (3)

4.2	Specimen common stock Certificate (3)

4.3	Specimen Warrant Certificate (3)

4.4	Warrant Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Continental Stock Transfer & Trust company (2)

10.1	Promissory Note, dated January 28, 2011, issued to SCG Financial Holdings LLC (3)

10.2	Form of Letter Agreement between the Registrant and SCG Financial Holdings LLC (3)

10.3	Form of Letter Agreement between the Registrant and certain directors and officers of the Registrant (3)

10.4	Investment Management Trust Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Continental Stock Transfer & Trust company (2)

10.5	Administrative Services Agreement dated April 12, 2011 by and between SCG Financial Acquisition Corp. and Sachs Capital Group LP (2)

10.6	Registration Rights Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and SCG Financial Holdings LLC (2)

10.7	Securities Purchase Agreement, dated January 28, 2011, between the Registrant SCG Financial Holdings LLC (3)

10.8	Warrant Subscription Agreement, dated January 28, 2011, between the Registrant and SCG Financial Holdings LLC (3)

10.9	Form of Indemnity Agreement (3)

10.10	Promissory Note, dated February 9, 2011, issued to SCG Financial Holdings LLC (3)

10.11	Amendment No. 1 to Warrant Subscription Agreement, dated March 4, 2011, between the Registrant and SCG Financial Holdings LLC(3)

10.12	Amendment No. 2 to the Warrant Subscription Agreement, dated April 12, 2011, by and among SCG Financial Acquisition Corp. and SCG Financial Holdings LLC (2)

Exhibit No.	Description

10.13	Letter Agreement dated April 12, 2011 by and among SCG Financial Acquisition Corp., SCG Financial Holdings LLC, Gregory H. Sachs and the members of SCG Financial Holdings LLC (3)

10.14	Underwriting Agreement, dated April 12, 2011, by and between SCG Financial Acquisition Corp. and Lazard Capital Markets LLC, as representative of the underwriters (2)

10.15	Equity Commitment Letter Agreement by and between SCG Financial Acquisition Corp. and 2012 DOOH Investments LLC (4)

10.16**	Escrow Agreement, dated as of April 8, 2012, by and among SCG Financial Acquisition Corp., Wilmington Trust, N.A., and Shareholder Representative Services LLC *

10.17	Form of Lock-Up Agreement *

10.18	Registration Rights Agreement, dated April 8, 2013, by and among SCG and the former RMG stockholders part thereto*

10.19	Registration Rights Agreement, dated April 8, 2013, by and among SCG, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC and Tennenbaum Opportunities Partners V, LP *

14.1	Code of Conduct (3)

23.1	Consent of Frank, Rimerman + Co., LLP *

23.2	Consent of Baker Tilly Virchow Krause, LLP *

23.3	Consent of Rothstein Kass *

99.1	Press Release, dated April 8, 2013 *

______________________

(1)     Incorporated by reference to the Current Report on Form 8-K filed by SCG on January 17, 2013.

(2)     Incorporated by reference to the Current Report on Form 8-K filed by SCG on April 18, 2011.

(3)     Incorporated by reference to the Registration Statement on Form S-1 filed by SCG on April 8, 2011.

(4)     Incorporated by reference to the Current Report on Form 8-K filed by SCG on December 14, 2012.

*       Filed Herewith

 **   To be filed by amendment